SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 29, 2004

ITRONICS INC.

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                                           Texas                                    33-18582                         75-2198369

                            (State or other jurisdiction              (Commission File                    (IRS Employer

                                  of incorporation)                             Number)                        Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada           89509

                       (Address of Principal Executive Offices)                              Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Item 5: Other Events

On July 29, 2004 the Company announced the launching of three new web sites to meet the demands of customers and investors. A copy of the press release is attached as exhibit 99.

Exhibits:

Exhibit 99        Press release dated July 29, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                         ITRONICS INC.

                                                                                             (Registrant)

Date: August 5, 2004                                                                 By: /S/ John W. Whitney

                                                                                                      John W. Whitney

                                                                                                      President, Treasurer and Director

                                                                                                      (Principal Executive and Financial

                                                                                                      Officer)